EXHIBIT 99.2

PRIORITY HEALTHCARE CORPORATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Priority Healthcare Corporation (the “Company”) on Form 10-Q for the period ending March 29, 2003, as filed with the Securities and Exchange Commission on May 6, 2003 (the “Report”), I, Stephen M. Saft, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen M. Saft

Stephen M. Saft

Chief Financial Officer and Treasurer

May 6, 2003

A signed original of this written statement required by Section 906 has been provided to Priority Healthcare Corporation and will be retained by Priority Healthcare Corporation and furnished to the Securities and Exchange Commission or its staff upon request.